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InfuSystem®

SAFE. SMART. TRUSTED.℠

Investor Presentation

May 2020 l (NYSE American: INFU)

Forward-Looking Statement / Non-GAAP Measures

Forward-Looking Statement

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring items that are not part of the normal course of business and that the Company's management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation.


"The patient is at the center of everything we do as a company."
- Richard DiIorio, CEO

InfuSystem: Who We Are

Services and Solutions Facilitating Outpatient Care

We provide exceptional services, products and people; improving access to quality medical equipment at more than 6,500 sites of care.

We partner with providers to improve quality of life, while improving patient satisfaction and outcomes at home.

Serving the United States and Canada; 278 employees


Service Center
Detroit, Michigan
*Headquartered in Rochester Hills, Michigan
Service Center
Kansas City, Missouri
Service Center
Boston, Massachusetts
Service Center
Toronto, Ontario
Service Center
Los Angeles, California

Our Reach and Impact

33 Years
in Business

Nearly
675
Third-Party
Payer
Contracts

1 Million +
Patients Treated


8
Out of 10
Top Hospitals
Nationwide*

94K
Infusion Devices in Fleet

*Source: U.S. News & World Report, *Best Hospitals*, July 2019

InfuSystem
SAFE. SMART. TRUSTED.

Two Proven Business Platforms



DURABLE MEDICAL EQUIPMENT (DME) SUPPORT SERVICES

Duplicable, lower-margin, high-turn model (concierge services)

- Pump rentals
- Consumable sales
- VAR sales (new devices)
- Broker/trader sales (used devices)
- Biomedical service and repair

Direct Payer Model: InfuSystem is paid directly by the health care provider (hospital/clinic/homecare provider).



INTEGRATED THERAPY SERVICE

Unique, high-margin, high-service model (turnkey therapies)

- Supply medical equipment and proprietary consumables
- Biomedical services
- Equipment/supplies logistics
- Hospital/clinic customer service
- Billing and collections (RCM)
- 24/7 nursing support

Third-Party Payer Model: InfuSystem is paid by the patient's medical insurance provider.

InfuSystem
SAFE. SMART. TRUSTED.

InfuSystem Core Services

Our Services Are Device Agnostic and Scalable to Support Multiple Therapies


Biomedical Services
Clinical Support/ Case Management
Medical Device
Logistics
Revenue Cycle Management

Competitive Advantages

Significant Barriers to Entry Based on Unique Focus, National Scale and Established Payer Network

Clinical Care

InfuSystem 24/7 Nursing Team provides continuous patient support to minimize risk and improve outcomes. Our workflow solutions for clinicians encourage best practice standards.

Patient Safety

InfuSystem Mobile is the only patient app facilitating two-way patient and clinical team communication to maintain peace of mind.

Quality Control

ISO 9001 Certified and CHAP Certified.


Patient
Wellness

Scalability

Over 6,500 customers - Complete coverage of North America.

Biomedical Services

World-class biomedical service group at all five facilities.

Payer Contracts

Participating in-network provider with nearly 675 health insurance plans covering 95% of the U.S. population.

Centralized Billing Solution

Dedicated revenue cycle management team of 60 experts.

Well-Diversified Payer Mix

% Cash Collected by Payer 2019



Private Pay: 2.4%
Medicaid: 1.1%
~ 6,500 Direct Pay Hospital and Alternate Site Customers
Hospital / Alternate Site Direct Pay: 48.8%
Commercial Payer: 47.7%
No Single Payer Greater Than 10.9%

DME Support Services

100% Direct Customer Pay

Integrated Therapy Services

- Third-Party Payer (Nearly 675 Contracts)
- Hospital/Clinic Pay (Oncology and Pain)
- Patient Pay (Private)

Synergistic Platforms Create Unique Positioning

Integrated Therapy Leverages Scale Efficiencies of DME Support Service


Manufacturer
B2B Distribution
Cost-Sensitive
Clinic or Home
Health Provider

Traditional Health Care Distribution

- Limited service model
- Shipping logistics
- Standardized delivery
- Standard direct billing


Clinic
Patient
B2C Solutions
Service-Sensitive

Unique Outpatient Therapies

- High-service/High-value model
- Logistics – Manufacturer to clinic to patient
- Personal services (i.e., 24/7 nursing support)
- Specialized third-party billing

InfuSystem
SAFE. SMART. TRUSTED.

Both Platforms Adding New Therapies

Growth From New Therapies and Steady Market Share Gains in Existing Therapies



SALES BY SEGMENT
ITS $51.5M (64%)
DME $29.6M (36%)
Total 2019 Revenue: $81.1 million

Total Addressable Market (North America)

DME SUPPORT SERVICES

1. Home Health Care $1B
2. Renal Care $1B+
3. Long-Term Care $1B+
4. Enteral $1B+
5. Sales and Biomed $2B+

INTEGRATED THERAPY SERVICE

1. Oncology (ambulatory) $100M+
2. Postsurgical Pain Management $200M+
3. Wound Care $600M
4. Other Services (planned for 2020/2021)

- Current realizable market opportunities estimated at ~$400 million (TAM of current therapies ~$10B)
- Expectation is to add one or two new therapies per year to each platform

InfuSystem
SAFE. SMART. TRUSTED.

Full Year Financial Results

	Year	Value
Net Revenue	2019	$81.1M
	2018	$67.1M
Net Income (loss)	2019	$1.4M
	2018	($1.1)M
AEBITDA[1]	2019	$18.2M
	2018	$13.8M
Op Cash Flow	2019	$13.9M
	2018	$11.4M

(1) See Appendix A.

InfuSystem SAFE. SMART. TRUSTED.

First Quarter Financial Results

	Year	Value
Net Revenue	2020	$21.6M
	2019	$18.2M
Net Income (loss)	2020	($0.4)M
	2019	($1.0)M
AEBITDA[1]	2020	$4.1M
	2019	$3.1M
Op Cash Flow	2020	$0.6M
	2019	$1.3M

(1) See Appendix A.

Financial Trend & Current Targets


Net Revenues(1) & AEBITDA(2)
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Revenue ($ Millions)
$25
$20
$15
$10
$5
$0
AEBITDA ($ Millions)
$65.7
$65.5
$67.1
$81.1
$89.0
$13.0
$11.7
$13.8
$18.2
$22.0
$18.2
$21.6
$3.1
$4.1
FY2016
FY2017
FY2018
FY2019
FY2020(3)
Annual Net Revenue
Annual AEBITDA
First Quarter Net Revenue
First Quarter AEBITDA

Notes:
1. 2016-2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018.
2. See Appendix A.
3. We continue to prepare for potential impacts that the current COVID-19 pandemic will have on our previously communicated FY 2020 targets.

InfuSystem
SAFE. SMART. TRUSTED.

Financial Trend & Current Targets



Cash Flows From Operations
$16.5
$15.0
$13.5
$12.0
$10.5
$9.0
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
Revenue ($Millions)
$7.9
$7.7
$11.4
$13.9
$16.5
20.0%
18.5%
17.0%
15.5%
14.0%
12.5%
11.0%
% of Net Revenue
2016A
2017A
2018A
2019A
2020
Annual Cash Flows From Ops
Annual % of Pro Forma Net Revenue

InfuSystem
SAFE. SMART. TRUSTED.

Executive Team

Seasoned Industry Experience Including: Pharmaceutical, Health Care, Life Sciences, Medical Device, Automotive OEM, Public Accounting, Military, Retail, Consumer Brands, Digital Advertising, Consulting, High-Tech



Richard DiIorio - President, Chief Executive Officer & Director
Joined InfuSystem: 2004



Barry Steele - Executive Vice President & Chief Financial Officer
Joined InfuSystem: 2020



Carrie Lachance, BSN, RN, CRNI - Executive Vice President & Chief Operating Officer
Joined InfuSystem: 2010



Jeannine Lombardi Sheehan - Executive Vice President & Chief Administrative Officer
Joined InfuSystem: 2019



Tom Ruiz - Executive Vice President & Chief Commercial Officer
Joined InfuSystem: 2010

Driving Shareholder Value: Key Milestones


InfuSystem Holdings, Inc. AMEX
INFU InfuSystem Holdings, Inc. AMEX
12-May-2020
–INFU (Daily) 11.18
52-Week Range
$4.20 - $13.25
Stock Price
$11.18
Stock Performance
• 2019: 148%
$3.44 December 31, 2018
$8.53 December 31, 2019
• LTM: 97%
$4.57 May 10, 2019
$11.18 May 12, 2020
Market Cap
$224
Million
Enterprise Value
$263 Million
11.18
2018 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2020 Feb Mar Apr May

InfuSystem
SAFE. SMART. TRUSTED.

InfuSystem Investment Drivers

InfuSystem
SAFE. SMART. TRUSTED.℠

- Market Leader Providing Integrated Solutions for Patients, Providers & Payers
- Two Business Models – DME & ITS With Scalable Services
- Growth From New Therapies & Steady Market Share Gains in Existing Therapies
- Barrier To Entry From Competitors (unique focus, national scale and established payer network)
- Significant Realizable Market Opportunity

Q&A


InfuSystem®
SAFE. SMART. TRUSTED.™

InfuSystem Holdings, Inc.

IR Contact Info:
Joe Dorame, Managing Partner
Lytham Partners, LLC
602-889-9700
dorame@lythampartners.com

Appendix A –

GAAP to NON-GAAP Reconciliation

NET INCOME (LOSS) TO ADJUSTED EBITDA:	Twelve Months Ended December 31				Three Months Ended March 31	
(in thousands)	2016	2017	2018	2019	2019	2020
GAAP net income (loss)	(222)	(20,707)	(1,095)	1,361	(960)	(418)
Adjustments:						
Interest expense	1,344	1,332	1,420	1,904	460	403
Income tax provision (benefit)	(142)	15,450	53	163	59	29
Depreciation	6,895	6,963	6,659	7,940	1,780	2,328
Asset impairment	-	993	-	-	-	-
Amortization	3,849	5,560	4,649	4,402	1,125	1,075
Non-GAAP EBITDA	**$11,724**	**$9,591**	**$11,686**	**$15,770**	**$2,464**	**$3,417**
Stock compensation costs	462	682	957	997	246	206
ASC 842 accounting principle change	-	-	-	252	-	-
Office move expenses	-	-	-	258	-	17
Restatement costs	394	28	-	-	-	-
Early termination fees for capital leases	-	292	98	190	190	-
Exited facility costs	-	-	44	-	6	-
Management reorganization/transition costs	153	737	250	76	45	385
Fees to integrate business of other provider	-	-	-	163	47	-
Contested proxy and other shareholder costs	-	200	251	23	-	-
Certain other nonrecurring costs	304	160	476	491	121	28
Non-GAAP Adjusted EBITDA	**$13,037**	**$11,690**	**$13,762**	**$18,220**	**$3,119**	**$4,053**

Future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the schedule above. Such adjustments may be affected by changes in ongoing assumptions and judgments, as well as nonrecurring, unusual or unanticipated charges, expenses or gains or other items that may not directly correlate to the underlying performance of our business operations. The exact amounts of these adjustments are not currently determinable but may be significant. It is therefore not practicable to provide the comparable GAAP measures or reconcile this non-GAAP guidance to the most comparable GAAP measures.